UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

_____________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  July 31, 2014

PhotoMedex, Inc.
(Exact Name of Registrant Specified in Charter)

Nevada	0-11635	59-2058100
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification Number)

100 Lakeside Drive, Suite 100 Horsham, Pennsylvania	19044
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:   215-619-3600

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

On July 31, 2014, PhotoMedex, Inc. (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”).  The matters voted upon were:

(1)           the election of seven director nominees to the Company’s board of directors to serve until the next annual meeting of the Company’s stockholders or until their successors are elected and qualify, subject to their prior death, resignation or removal;

(2)           the ratification of the appointment of Fahn Kanne & Co. Grant Thornton Israel (“Grant Thornton Israel”) to serve as the Company’s independent registered public accounting firm for the year to be ended December 31, 2014;

(3)           the approval of an amendment to the Company’s 2005 Equity Compensation Plan, increasing the stock available for award by 3,000,000 shares;

(4)           the approval of an amendment to the Company’s Amended and Restated 2000 Non-Employee Director Stock Option Plan, increasing the stock available for award by 250,000 shares;

(5)           the approval of an advisory resolution on the compensation paid to the Company’s Named Executive Officers, Dr. Dolev Rafaeli and Mr. Dennis M. McGrath; and

(6)           the decision as to whether future advisory votes on the compensation paid to the Company’s Named Executive Officers should occur every year, every two years or every three years.

The results of the voting for each proposal were as follows:

(1) Each of the director nominees to the Company’s board of directors was elected:

Nominees	Votes For	Votes Withheld
Lewis C. Pell	9,845,315	1,311,297
Dr. Yoav Ben-Dror	8,931,334	2,225,278
Dr. Dolev Rafaeli	10,179,056	977,556
Dennis M. McGrath	9,863,421	1,293,191
James W. Sight	10,402,745	753,867
Stephen P. Connelly	10,013,936	1,142,676
Dr. Trevor S. Harris	10,404,095	752,517

There were 2,640,198 broker non-votes for this proposal.

(2) The proposal to ratify the appointment of Fahn Kanne & Co. Grant Thornton Israel (“Grant Thornton Israel”) to serve as the Company’s independent registered public accounting firm for the year to be ended December 31, 2014 was approved:

Votes For	Votes Against	Abstain
13,568,537	57,477	170,796

(3) The amendment to the Company’s 2005 Equity Compensation Plan, increasing the stock available for award by 3,000,000 shares, was approved:

Votes For	Votes Against	Abstain
7,753,903	3,399,109	3,600

There were 2,640,198 broker non-votes for this proposal.

(4) The amendment to the Company’s Amended and Restated 2000 Non-Employee Director Stock Option Plan, increasing the stock available for award by 250,000 shares, was approved:

Votes For	Votes Against	Abstain
8,077,733	3,075,331	3,548

There were 2,640,198 broker non-votes for this proposal.

(5) The advisory resolution on the compensation paid to the Company’s Named Executive Officers, Dr. Dolev Rafaeli and Mr. Dennis M. McGrath, was approved:

Votes For	Votes Against	Abstain
7,489,263	3,521,035	146,314

There were 2,640,198 broker non-votes for this proposal.

(6) The decision to hold future advisory votes on the compensation paid to the Company’s Named Executive Officers every three years was approved.  The Company has determined to hold advisory votes on the compensation paid to its Named Executive Officers every three years.

Nominees	Votes For
One Year	4,104,043
Two Years	72,346
Three Years	6,835,160
Abstain	145,063

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

PHOTOMEDEX, INC.
Date: July 31, 2014	By: /s/ Dennis M. McGrath
Dennis M. McGrath President & Chief Financial Officer